UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2006 (October 27, 2006)

SPECTRX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

4955 Avalon Ridge Pkwy Norcross, Georgia (Address of principal executive offices)	30071 (Zip Code)

Registrants' telephone number, including area code:     (770) 242-8723

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
SIGNATURES

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Departure of Principal Officer

On October 27, 2006, Siraj Noorani gave notice that he is resigning from his position of Controller and Chief Accounting Officer effective as of November 30, 2006.

Mr. Noorani has agreed to continue to consult for the Company for a minimum of six months in order to help facilitate the transition.  Spectrx is presently seeking a replacement for Mr. Noorani.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRX, INC.

/s/ MARK A. SAMUELS
	By:	Mark A. Samuels
Chief Executive Officer and Chief Financial Officer

Date: October 31, 2006.